Investor Presentation – 3Q 2024 Update November 19, 2024 Exhibit 99.1

Forward Looking Statements Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “look forward,” “guidance,” “targeted”, “goals”, and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, its industry, the company’s future profitability, the company’s guidance on its sales, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company’s Current Report on Form 8-K dated November 5, 2024. For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com. Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law. In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives.  The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures: Net Income (adjusted EBITDA) Net Income margin (adjusted EBITDA margin) Gross profit (Adjusted Gross Profit) Gross profit percentage (Adjusted Gross Profit percentage) Net Income (adjusted Net Income) Diluted Earnings per Share (adjusted diluted EPS) Selling, general and administrative expense (adjusted SG&A) Net cash provided by operations (free cash flow and free cash flow after dividends) Long-term debt, net (Net Debt) Return on Invested Capital (ROIC), Adjusted for LIFO They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

MRC Global A Compelling Investment Opportunity Solid balance sheet with flexibility for future growth and significant cash generation Improving financial performance and operating cash flow Sustainability principles embedded in organizational values and product offerings Leading global distributor of industrial products, services and supply solutions Diversified portfolio with long-term growth drivers in all end-market sectors

Dubai, UAE Stavanger, NO Bradford, UK Rotterdam, NL EMEA Perth, WA Singapore APAC Brisbane, QLD Global Footprint – Hub & Spoke Model Promotes Efficiency Deliver Solutions to Customers and Market Access to Suppliers Current as of September 30, 2024 TTM Revenue by Region 82% United States 14% International 4% Canada Nisku, AB Bakersfield, CA Odessa, TX Houston, TX Munster, IN Pittsburgh, PA Valve Engineering & Modification Center North America La Porte, TX Atlanta, GA Global Footprint Regional Distribution Centers Valve & Engineering Centers Service Centers Corporate Offices Headquarters Countries Team Members 14 27 224 2 1 16 ~2,800 3Q24 Investor Presentation

Market-Leading Expertise in Industrial Products, Services and Supply Solutions Industrial Infrastructure Products Flow-control equipment (valves and pipe) including low-emission valves that control greenhouse gases Measurement and instrumentation Gas meters and polyethylene pipe Value-added Services Valve actuation, modification and ValidTorqueTM Complete engineering documentation (CAD drawings) Testing services (e.g., hydrostatic testing, weld x-rays) Steam system surveys and audits On-site product assistance, training and demonstrations Quality Assurance Program – Approved Manufacturers List Qualification & Supplier Audits to minimize quality issues and promote customer loyalty Integrated Supply Solutions – Complete inventory management services including warehouse and logistics solutions, stock replenishment and product rationalization Scalable Capabilities in Projects, Maintenance and Turnarounds across Multiple End-Market Sectors 3Q24 Investor Presentation

Highly Diversified Portfolio with a Stable Customer Base Valve, Automation, Measurement & Instrumentation Carbon Steel Pipe, Fittings & Flanges Gas Products General Products Stainless Steel & Alloy Pipe, Fittings & Flanges Production, Transmission & Infrastructure Gas Utilities Downstream, Industrial & Energy Transition TTM 3Q 2024 REVENUE BY PRODUCT LINE TTM 3Q 2024 REVENUE BY END-MARKET SECTOR TTM 3Q 2024 REVENUE BY GEOGRAPHY United States International Canada Across End-Markets, Geographies and Products 3Q24 Investor Presentation

Growth Drivers Multi-year growth expectations from: Continual safety and integrity projects and meter modernization Emissions reduction programs replacing valves New installations with a strong presence in high growth regions of the U.S. CAGR ~9% (2019 – 2023) Supply chain normalization in progress and customer budgets expected to grow 4-6% per annum thereafter Two methods of future growth: Market penetration with new customers and increased spending with existing customers from additional product offerings and expanded geographies Gas Utilities End-Market Sector $ millions $1,197 Largest Sector, Independent of Commodity Prices 34% of TTM 3Q 2024 Revenue 3Q24 Investor Presentation

Growth Drivers Global energy transition projects as carbon reduction targets are prioritized and government stimulus is deployed, including: Petrochemical investments led by secular demand for plastics and other chemicals Expanded project management expertise supporting market penetration in energy transition and chemicals for both brownfield and greenfield projects Expansion of liquefied natural gas (LNG) facilities in the U.S. and regasification terminals in Europe Increased turnaround and maintenance activity in chemicals and refining Downstream, Industrial & Energy Transition (DIET) End-Market Sector 10% Chemicals 10% Refining 13% Industrial & Energy Transition 33% of TTM 3Q 2024 Revenue Energy Transition and Process Industry Investments Refinery conversions to biofuel feedstocks Hydroelectric power generation Hydrogen processing Offshore wind power generation Carbon capture and storage Geothermal power generation 3Q24 Investor Presentation

Growth Drivers Tightening global supply and demand driving increased well completion activity, production and gathering and processing facilities Growing demand for natural gas for reliable gas-fired power generation supporting data center demand Need for energy security driving: Demand for LNG exports from the U.S. to Europe European oil and gas production in the North Sea Activity in the U.S. shifting from private operators to IOCs and large independents MRC Global’s value proposition fits well with consolidators in the U.S. oilfield providing opportunities for market share expansion Pipeline infrastructure capacity tightening leading to need for transmission expansion projects Production, Transmission & Infrastructure (PTI) End-Market Sector 33% of TTM 3Q 2024 Revenue Traditional Energy Infrastructure 3Q24 Investor Presentation

($ millions) Significant Cash Flow Generation Across the Cycle Cumulative Cash Flow from Operations 2020-2024E Financial Flexibility for Increased Shareholder Returns Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix. 3Q24 Investor Presentation Cash Flow from (used in) Operations Annual sales growth (30%) 4% 26% 1% Down upper-single digits +

Improving Profitability Adjusted EBITDA – Structurally More Efficient Structurally More Efficient with High Operating Leverage Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix. 3Q24 Investor Presentation Higher adjusted gross margin due to: Product and geography mix Contract structure Inventory purchasing behavior Adjusted Gross Margin – Structurally Higher SG&A cost control measures in 2024 & into 2025: Cost rationalization process underway Managing wage growth & related variable costs Reducing T&E and professional services Optimizing logistics and inventory placement 150 bp improvement 7.2% average 4.9% average 240 bp improvement

Recent Actions to Strengthen the Capital Structure – Subsequent to Quarter-end 3Q24 Investor Presentation Issued new Term Loan B for $350 million maturing in 2031 Repurchased convertible preferred stock for $361 million in its entirety Amended global asset-based lending (ABL) facility extending maturing to 2029 Nearest maturity is November 2029 Debt ($ millions) 9/30/24 Pro forma Term Loan B (net of OID) due October 2031 $ 348 Global ABL due November 2029 85 Total Debt $ 433 Benefits: Transactions are accretive to earnings and cash flow in 2025 and beyond Eliminates annual preferred dividend of $24 million Interest expense related to the Term Loan B is tax deductible Pro forma leverage ratio of 1.7x Simplifies capital structure Reduces potential dilution risk on an as converted basis by 20.3 million shares Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix Net leverage multiple is net debt / trailing twelve months adjusted EBITDA. Excludes the preferred stock. Liquidity ($ millions) 3Q24 Cash & Cash Equivalents $ 62 Availability - Global ABL Facility 485 $ 547

Diversity & Inclusion 25% of Board leadership positions from diversity groups1 22% of Board of Directors from diversity groups1 24% of total employee directors & above positions are female 23% of U.S. managers & above positions are racially or ethnically diverse Social Responsibility Completed transition to biodegradable stretch film for U.S. operations TRIR decreased 11.5% and continues to be better than peer group averages Recordable injuries decreased 5% Environmental Enhanced manufacturer quality assessment to include environmental sustainability Achieved a 28% reduction in Scope 1 & 2 emissions compared to 2022 Supplied critical projects and services to several energy transition projects globally Conducted our first baseline water risk assessment 100% of North American electricity use covered by renewable energy certificates Governance Alignment with Task Force on Climate-related Financial Disclosures (TCFD) Executive compensation tied to safety metric Board oversight of sustainability Sustainability Developments Our 7th sustainability report published May 2024 Advancing supplier diversity efforts in our first full year with a dedicated leader Disclosing our alignment with both Global Reporting Index (GRI) and Sustainable Accounting Standards Board (SASB) Ecovadis Bronze Medal: 7-time award winner Sustainability Built into Organizational Values and Product Offerings 3Q24 Investor Presentation 1. As of November 13, 2024

MRC Global A Compelling Investment Opportunity Solid balance sheet with flexibility for future growth and significant cash generation Improving financial performance and operating cash flow Sustainability principles embedded in organizational values and product offerings Leading global distributor of industrial products, services and supply solutions Diversified portfolio with long-term growth drivers in all end-market sectors

APPENDIX

Financial Outlook 2024 Targets – 3Q24 Update Profitability Revenue – fourth quarter down upper single-digits from third quarter Adjusted Gross Profit – approximately 21% for 4Q24 SG&A – fourth quarter expected to be at similar level to 3Q24 Cash Flow Capital expenditures – approximately $35 million for 2024 – includes ERP system Cash flow from operations – $220 million or more for full year 2024 Note: See our Current Report on Form 8-K dated November 5, 2024, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2024 Outlook. APPENDIX 3Q24 Investor Presentation

Quarterly Financial Performance - GAAP ($ millions, except per share data) APPENDIX NET INCOME & % MARGIN DILUTED EPS SALES GROSS PROFIT & % MARGIN 2.2% 2.4% 3.8% 20.6% 20.8% 20.1% 20.3% 20.4% 3.9% 3.6% 3.6% 3.5% 3.2% APPENDIX 3Q24 Investor Presentation

Quarterly Financial Performance - Adjusted ($ millions, except per share data) See reconciliation of non-GAAP measures to GAAP measures in the appendix ADJUSTED EBITDA & % MARGIN1 ADJUSTED DILUTED EPS1 ADJUSTED GROSS PROFIT & % MARGIN1 20.5% 21.2% 21.2% 6.5% 7.6% 7.8% 21.3% 22.1% 20.8% 21.3% 21.5% 7.9% 7.8% 6.0% 7.6% 7.0% APPENDIX 3Q24 Investor Presentation

Annual Financial Performance ($ millions, except per share data) See reconciliation of non-GAAP measures to GAAP measures in the appendix Y-o-Y Growth (6%) 13% (24%) (33%) 20% 14% (12%) (30%) 4% 26% 1% Y-o-Y Growth (17%) 10% (45%) (68%) NM 56% (28%) (52%) 51% 79% (4%) 8.3% 7.4% 7.1% 5.2% 2.5% 4.9% 6.7% 5.5% 3.8% 5.5% 7.8% 7.3% Y-o-Y Growth (5%) 11% (27%) (30%) 20% 20% (12%) (30%) 7% 33% 2% 19.0% 19.3% 18.9% 18.0% 18.7% 18.7% 19.6% 19.6% 19.7% 20.1% 21.3% 21.5% Y-o-Y Growth (22%) 13% (75%) NM NM NM (67%) NM NM NM (5%) ADJUSTED EBITDA & % MARGIN1 ADJUSTED DILUTED EPS1 SALES ADJUSTED GROSS PROFIT & % MARGIN1 APPENDIX 3Q24 Investor Presentation

Balance Sheet ($ millions) Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash. Working capital defined as current assets (excluding cash) – current liabilities (excluding Term Loan B in 2023). Sales are on trailing twelve months basis. 2.6x 2.5x 3.4x 1.9x 4.0x 2.7x 2.3x 2.6x 2.7x 1.7x 1.2x 0.7x Net Leverage1: TOTAL DEBT CASH FLOW FROM (USED IN) OPERATIONS CAPITAL STRUCTURE NET WORKING CAPITAL AS % OF SALES2 APPENDIX 3Q24 Investor Presentation December 31, 2023 Cash and Cash Equivalents $ 131 Total Debt (including current portion): Term Loan B due 2024 (net of discount & deferred financing costs) $ 292 Global ABL Facility due 2026 9 Total Debt $ 301 Preferred stock 355 Common stockholders’ equity 488 Total Capitalization $ 1,144 Liquidity $ 741

YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 ($ millions) 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 3,412 $ 3,363 $ 2,666 $ 2,560 $ 3,662 $ 4,172 $ 3,646 $ 3,041 $ 4,529 $ 5,933 $ 5,231 $ 5,571 Gross profit $ 690 20.2% $ 610 18.1% $ 417 15.6% $ 431 16.8% $ 653 17.8% $ 689 16.5% $ 582 16.0% $ 468 15.4% $ 786 17.4% $ 1,018 17.2% $ 955 18.3% $ 1,014 18.2% Depreciation and amortization 19 18 19 20 21 23 22 22 21 22 22 19 Amortization of intangibles 21 21 24 26 42 45 45 47 60 68 52 49 Increase (decrease) in LIFO reserve 2 66 77 (19) (2) 62 28 (14) (53) 12 (20) (24) Inventory charges and other - - - 46 5 - 6 45 - - - - Adjusted Gross Profit $ 732 21.5% $ 715 21.3% $ 537 20.1% $ 504 19.7% $ 719 19.6% $ 819 19.6% $ 683 18.7% $ 568 18.7% $ 814 18.0% $ 1,120 18.9% $ 1,009 19.3% $ 1,058 19.0% Note: Adjusted Gross Profit is a non-GAAP measure. For a discussion of the use of Adjusted Gross Profit, see our Current Report on Form 8-K dated November 5, 2024. Adjusted Gross Profit Reconciliation – Annual Periods APPENDIX 3Q24 Investor Presentation

YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 ($ millions) 2023 2022 2021 2020 2019 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 3,412 $ 3,363 $ 2,666 $ 2,560 $ 3,662 Net income (loss) $ 114 3.3% $ 75 2.4% $ (14) (0.5)% $ (274) (10.7%) $ 39 1.1% Income tax expense (benefit) 39 35 - (9) 27 Interest expense 32 24 23 28 40 Depreciation and amortization 19 18 19 20 21 Amortization of intangibles 21 21 24 26 42 Increase (decrease) in LIFO reserve 2 66 77 (19) (2) Equity-based compensation expense 14 13 12 12 16 Foreign currency losses (gains) 3 8 2 2 (1) Non-recurring IT related professional fees 1 - - - - Activism response legal and consulting costs 1 - - - - Customer settlement 3 - - - - Asset disposal 1 - - - - Employee separation - - 1 - - Inventory-related charges - - - 46 5 Facility closures - - 1 17 - Goodwill & intangible asset impairment - - - 242 - Severance & restructuring charges - 1 1 14 9 Gain on sale of leaseback - - - (5) - (Recovery of supplier bad debt) & supplier bad debt - - - (2) 5 Gain on early extinguishment of debt - - - (1) - Adjusted EBITDA $ 250 7.3% $ 261 7.8% $ 146 5.5% $ 97 3.8% $ 201 5.5% Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated November 5, 2024. Adjusted EBITDA Reconciliation – Annual Periods APPENDIX 3Q24 Investor Presentation

YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 ($ millions) 2018 2017 2016 2015 2014 2013 2012 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $4,172 $3,646 $3,041 $4,529 $5,933 $5,231 $5,571 Net income (loss) $ 74 1.8% $ 50 1.4% $ (83) (2.7%) $ (331) (7.3%) $ 144 2.4% $ 152 2.9% $ 118 2.1% Income tax expense (benefit) 21 (43) (8) (11) 82 85 64 Interest expense 38 31 35 48 62 61 113 Depreciation and amortization 23 22 22 21 22 22 19 Amortization of intangibles 45 45 47 60 68 52 49 Increase (decrease) in LIFO reserve 62 28 (14) (53) 12 (20) (24) Equity-based compensation expense 14 16 12 10 9 15 8 Foreign currency (gains) losses (1) (2) 4 3 3 13 (1) Goodwill & intangible asset impairment - - - 462 - - - Inventory-related charges - 6 40 - - - - Severance & restructuring charges 4 14 20 14 8 1 - Loss on early extinguishment of debt - - - - - - 114 Write off of debt issuance costs 1 8 1 3 - - - Litigation matter - 3 - 3 - - - Change in fair value of derivative instruments (1) 1 (1) 1 1 (5) (2) Loss on disposition of non-core product line - - - 5 10 - - Insurance charge - - - - - 2 - Cancellation of executive employment agreement (cash portion) - - - - 3 - - Expenses associated with refinancing - - - - - 5 2 Pension settlement - - - - - - 4 Other expense (income) - - - - - 3 (1) Adjusted EBITDA $ 280 6.7% $ 179 4.9% $ 75 2.5% $ 235 5.2% $ 424 7.1% $ 386 7.4% $ 463 8.3% Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated November 5, 2024. Adjusted EBITDA Reconciliation – Annual Periods APPENDIX 3Q24 Investor Presentation

YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 YEAR ENDED DECEMBER 31 ($ millions, except per share data) 2023 2022 2021 2020 2019 2018 2017 Amount Per Share* Amount Per Share Amount Per Share Amount Per Share Amount Per Share Amount Per Share Amount Per Share Net income (loss) attributable to common stockholders $ 90 $ 1.05 $ 51 $ 0.60 $ (38) $ (0.46) $ (298) $ (3.63) $ 15 $ 0.18 $ 50 $ 0.54 $ 26 $ 0.27 Non-recurring IT related professional fees, net of tax 1 0.01 - - - - - - - - - - - - Asset disposal, net of tax 1 0.01 - - - - - - - - - - - - Customer settlement, net of tax 2 0.02 - - - - - - - - - - - - Activism response legal and consulting costs, net of tax 1 0.01 - - - - - - - - - - - - Goodwill and intangible asset impairment, net of tax - - - - - - 234 2.85 - - - - - - Inventory-related charges, net of tax - - - - - - 38 0.46 5 0.06 - - 6 0.06 Severance and restructuring, net of tax - - - - 1 0.01 12 0.15 7 0.08 3 0.03 14 0.15 (Recovery of supplier bad debt) and supplier bad debt, net of tax - - - - - - (2) (0.02) 5 0.06 - - - - Increase (decrease) in LIFO reserve, net of tax 2 0.02 50 0.59 58 0.71 (15) (0.18) (2) (0.02) 48 0.52 18 0.19 Facility closures, net of tax - - - - 1 0.01 15 0.18 - - - - - - Gain on sale leaseback, net of tax - - - - - - (4) (0.05) - - - - - - Litigation matter, net of tax - - - - - - - - - - - - 2 0.02 Write-off of debt issuance costs, net of tax - - - - - - - - - - 1 0.01 5 0.05 Income tax adjustment - - - - - - - - - - - - (50) (0.52) Adjusted net income (loss) attributable to common stockholders $ 97 $ 1.13 $ 101 $ 1.19 $ 22 $ 0.27 $ (20) $ (0.24) $ 30 $ 0.36 $ 102 $ 1.10 $ 21 $ 0.22 Note: Adjusted net income (loss) is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated November 5, 2024. * Does not foot due to rounding. Adjusted Net Income (Loss) Reconciliation – Annual Periods APPENDIX 3Q24 Investor Presentation

YEAR ENDED DECEMBER 31 ($ millions, except per share data) 2016 2015 2014 2013 2012 Amount Per Share Amount Per Share Amount Per Share Amount Per Share Amount Per Share Net (loss) income attributable to common stockholders $ (107) $ (1.10) $ (344) $ (3.38) $ 144 $ 1.40 $ 152 $ 1.48 $ 118 $ 1.22 Goodwill and intangible asset impairment, net of tax - - 402 3.94 - - - - - - Inventory-related charges, net of tax 33 0.34 - - - - - - - - Severance and restructuring, net of tax 17 0.17 11 0.11 6 0.06 - - - - (Decrease) increase in LIFO reserve, net of tax (9) (0.09) (33) (0.32) 8 0.08 (13) (0.13) (15) (0.15) Loss on early extinguishment of debt, net of tax - - - - - - - - 74 0.76 Litigation matter, net of tax - - 2 0.02 - - - - - - Write-off of debt issuance costs, net of tax 1 0.01 2 0.02 - - - - 1 0.01 Executive separation expense, net of tax - - - - - - 1 0.01 - - Loss on disposition of non-core product lines, net of tax - - 3 0.03 8 0.08 - - - - Insurance charge, net of tax - - - - - - 1 0.01 - - Expenses associated with refinancing, net of tax - - - - - - 3 0.03 - - Equity-based compensation acceleration, net of tax - - - - - - 3 0.03 - - Income tax adjustment - - - - - - 3 0.03 - - Cancellation of executive employment agreement, net of tax - - - - 3 0.03 - - - - Pension settlement, net of tax - - - - - - - - 3 0.03 Adjusted net (loss) income attributable to common stockholders $ (65) $ (0.67) $ 43 $ 0.42 $ 169 $ 1.65 $ 150 $ 1.46 $ 181 $ 1.87 Note: Adjusted net income (loss) is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated November 5, 2024. Adjusted Net (Loss) Income Reconciliation – Annual Periods APPENDIX 3Q24 Investor Presentation

Note: Net debt and leverage ratio may be non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated November 5, 2024. Net Debt & Leverage Ratio Calculation – Annual Periods APPENDIX 3Q24 Investor Presentation YEAR ENDED DECEMBER 31 ($ millions) 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 Long-term debt $ 9 $ 337 $ 295 $ 379 $ 547 $ 680 $ 522 $ 406 $ 511 $ 1,439 $ 970 $ 1,238 Plus: current portion of long-term debt 292 3 2 4 4 4 4 8 8 8 8 7 Total debt $ 301 $ 340 297 $ 383 $ 551 $ 684 $ 526 $ 414 $ 519 $ 1,447 $ 978 $ 1,245 Less: cash 131 32 48 119 32 43 48 109 69 25 25 37 Net debt $ 170 $ 308 $ 249 $ 264 $ 519 $ 641 $ 478 $ 305 $ 450 $ 1,422 $ 953 $ 1,208 Net debt $ 170 $ 308 $ 249 $ 264 $ 519 $ 641 $ 478 $ 305 $ 450 $ 1,422 $ 953 $ 1,208 Trailing twelve months adjusted EBITDA 250 261 146 97 201 280 179 75 235 424 386 463 Leverage ratio 0.7 1.2 1.7 2.7 2.6 2.3 2.7 4.0 1.9 3.4 2.5 2.6

THREE MONTHS ENDED NINE MONTHS ENDED ($ millions) September 30, 2024 June 30, 2024 September 30, 2023 September 30, 2024 September 30, 2023 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 797 $ 832 $888 $ 2,435 $2,644 Gross profit $ 160 20.1% $ 173 20.8% $183 20.6% 496 20.4% $537 20.3% Depreciation and amortization 6 5 5 16 15 Amortization of intangibles 5 5 5 15 15 (Decrease) Increase in LIFO reserve (5) 1 (4) (3) (3) Adjusted Gross Profit $ 166 20.8% $ 184 22.1% $189 21.3% $ 524 21.5% $564 21.3% Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated November 5, 2024. Adjusted Gross Profit Reconciliation APPENDIX 3Q24 Investor Presentation

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated November 5, 2024. Adjusted EBITDA Reconciliation THREE MONTHS ENDED NINE MONTHS ENDED ($ millions) September 30, 2024 June 30, 2024 September 30, 2023 September 30, 2024 September 30, 2023 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 797 $832 $888 $ 2,435 $2,644 Net income $ 29 3.6% $ 30 3.6% $35 3.9% $ 78 3.2% $93 3.5% Income tax expense 3 12 14 23 37 Interest expense 4 7 9 19 26 Depreciation and amortization 6 5 5 16 15 Amortization of intangibles 5 5 5 15 15 Facility closures - 1 - 1 - (Decrease) Increase in LIFO reserve (5) 1 (4) (3) (3) Equity-based compensation expense 4 3 3 11 10 Activism response, legal and consulting costs - 1 - 4 - Write-off of debt issuance costs - - - 1 - Customer settlement - 3 - 3 Asset disposal - - - 1 1 Non-recurring IT related professional fees - - - - 1 Foreign currency losses 2 - - 4 4 Adjusted EBITDA $ 48 6.0% $ 65 7.8% $ 70 7.9% $ 170 7.0% $ 202 7.6% APPENDIX 3Q24 Investor Presentation

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated November 5, 2024. (1) Earnings per share represents diluted earnings per share. For the three months ended September 30, 2023, the diluted earnings per common share calculation is calculated as net income of $35 million divided by 105.9 million shares. For the nine months ended September 30, 2023, the diluted earnings per common share calculation is calculated as net income of $93 million divided by 105.8 million shares. Adjusted Net Income Attributable to Common Stockholders Reconciliation THREE MONTHS ENDED NINE MONTHS ENDED September 30, 2024 June 30, 2024 September 30, 2023 September 30, 2024 September 30, 2023 ($ millions, except per share data) Amount Per Share Amount Per Share Amount Per Share (1) Amount Per Share Amount Per Share (1) Net income attributable to common stockholders $ 23 $ 0.27 $ 24 $ 0.28 $29 $ 0.33 $ 60 $ 0.70 $75 $ 0.88 Facility closures, net of tax - - 1 0.01 - - 1 0.01 - - Asset disposal, net of tax - - - - - - 1 0.01 1 0.01 Activism response, legal and consulting costs, net of tax - - 1 0.01 - - 3 0.03 - - (Decrease) Increase in LIFO reserve, net of tax (4) (0.05) 1 0.01 (3) (0.03) (2) (0.02) (2) (0.02) Non-recurring IT related professional fees, net of tax - - - - - - - - 1 0.01 Customer settlement, net of tax - - - - 2 0.02 - - 2 0.02 Adjusted net income attributable to common stockholders $ 19 $ 0.22 $ 27 $ 0.31 $ 28 $ 0.32 $ 63 $ 0.73 $ 77 $ 0.90 APPENDIX 3Q24 Investor Presentation

Net Debt & Leverage Ratio Calculation APPENDIX ($ millions) Pro forma September 30, 2024 September 30, 2024 June 30, 2024 September 30, 2023 Long-term debt $ 429 $ 85 $ 152 $ 300 Plus: current portion of debt obligations 4 - - 3 Total debt 433 $ 85 $ 152 $ 303 Less: cash 62 62 49 52 Net debt $ 371 $ 23 $ 103 $ 251 Net debt $ 371 $ 23 $ 103 $ 251 Trailing twelve months adjusted EBITDA 218 218 240 268 Leverage ratio 1.7x 0.1x 0.4x 0.9x Preferred stock - $ 355 $ 355 $ 355 Net debt including preferred stock NA 378 458 606 Trailing twelve months adjusted EBITDA NA 218 240 268 Leverage ratio including preferred stock NA 1.7x 1.9x 2.3x Note: Net debt and leverage ratio are non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated November 5, 2024. APPENDIX 3Q24 Investor Presentation